Exhibit 99.1
Pluralsight Announces Fourth Quarter 2020 Results

Silicon Slopes, Utah - February 10, 2021 - Pluralsight, Inc. (NASDAQ: PS), the technology workforce development company, today announced financial results for the fourth quarter and year ended December 31, 2020.
Fourth Quarter Financial Highlights
•Billings - Q4 2020 billings were $151.1 million, an increase of 18% period over period. Q4 2020 billings from business customers were $134.0 million, an increase of 18% period over period.
•Revenue - Q4 2020 revenue was $105.0 million, an increase of 18% period over period.
•Gross margin - Q4 2020 gross margin was 78%, compared to 79% in Q4 2019. Q4 2020 and Q4 2019 non-GAAP gross margin was 80%.
•Net loss per share - GAAP net loss per share for Q4 2020 was $0.30, compared to $0.31 in Q4 2019. Adjusted pro forma net loss per share for Q4 2020 was $0.01, compared to $0.09 in Q4 2019.
•Cash flows - Cash provided by operations was $2.4 million for Q4 2020, compared to cash used in operations of $7.9 million in Q4 2019. Free cash flow was negative $4.0 million for Q4 2020, compared to negative $13.0 million in Q4 2019.
Full Year 2020 Financial Highlights
•Billings - 2020 billings were $430.4 million, an increase of 14% year over year. 2020 billings from business customers were $380.8 million, an increase of 15% year over year.
•Revenue - 2020 revenue was $391.9 million, an increase of 24% year over year.
•Gross margin - 2020 gross margin was 79%, compared to 77% in 2019. 2020 non-GAAP gross margin was 81%, compared to 79% in 2019.
•Net loss per share - GAAP net loss per share for 2020 was $1.15, compared to $1.19 in 2019. Adjusted pro forma net loss per share for 2020 was $0.12, compared to $0.30 in 2019.
•Cash flows - Cash provided by operations was $9.1 million for 2020, compared to cash used in operations of $11.7 million in 2019. Free cash flow was negative $34.2 million for 2020, compared to negative $28.2 million in 2019.
For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release.
About Pluralsight
Pluralsight is the leading technology workforce development company that helps companies and teams build better products by developing critical skills, improving processes and gaining insights through data, and providing strategic skills consulting. Trusted by forward-thinking companies of every size in every industry, Pluralsight helps individuals and businesses transform with technology. Pluralsight Skills helps enterprises build technology skills at scale with expert-authored courses on today’s most important technologies, including cloud, artificial intelligence and machine learning, data science, and security, among others. Skills also includes tools to align skill development with business objectives, virtual instructor-led training, hands-on labs, skill assessments and one-of-a-kind analytics. Flow complements Skills by providing engineering teams with actionable data and visibility into workflow patterns to accelerate the delivery of products and services. For more information about Pluralsight, visit pluralsight.com.
Pluralsight and the Pluralsight logo are trademarks of Pluralsight, LLC in the United States and in jurisdictions throughout the world.
Key Business Metrics
Billings. Billings represents total revenue plus the change in deferred revenue in the period, as presented in our condensed consolidated statements of cash flows, less the change in contract assets and unbilled accounts receivable in the period. Billings in any particular period represents amounts invoiced to customers and reflects subscription renewals and upsells to existing customers plus sales to new customers. We use billings to measure our ability to sell subscriptions to our platform to both new and existing customers. We use billings from business customers and our percentage of billings from business customers to measure and monitor our ability to sell subscriptions to our platform to business customers.
Non-GAAP Financial Measures
Pluralsight has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Pluralsight uses the non-GAAP financial measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, adjusted pro forma net loss, adjusted pro forma net loss per share, and free cash flow in analyzing its financial results and believes that the use of these metrics is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Pluralsight’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.
Non-GAAP gross profit. We define non-GAAP gross profit as gross profit plus equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions.
Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit divided by our revenue.
Non-GAAP operating expenses. We define non-GAAP operating expenses as operating expenses less equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions, and, as applicable, other special items including acquisition-related costs.
Non-GAAP operating loss. We define non-GAAP operating loss as loss from operations plus equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, and, as applicable, other special items including acquisition-related costs.
Adjusted pro forma net loss and adjusted pro forma net loss per share. We define adjusted pro forma net loss as net loss attributable to Pluralsight, Inc. adjusted for the reallocation of loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc. and further adjusted for equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, amortization of debt discount and issuance costs, and, as applicable, other special items including acquisition-related costs. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc.
Free cash flow. We define free cash flow as cash provided by (used in) operating activities less purchases of property and equipment and purchases of our content library.

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

Revenue	$104,989	$88,811	$391,865	$316,910
Cost of revenue(1)(2)	23,401	19,009	82,552	71,353
Gross profit	81,588	69,802	309,313	245,557
Operating expenses(1)(2):
Sales and marketing	60,785	57,071	238,165	207,085
Technology and content	29,782	29,965	118,785	102,902
General and administrative	28,918	21,950	95,651	85,560
Total operating expenses	119,485	108,986	452,601	395,547
Loss from operations	(37,897)	(39,184)	(143,288)	(149,990)
Other income (expense):
Interest expense	(7,523)	(7,129)	(29,322)	(23,565)
Loss on debt extinguishment	—	—	—	(950)
Other income, net	1,982	2,966	8,411	11,749
Loss before income taxes	(43,438)	(43,347)	(164,199)	(162,756)
Income tax benefit (expense)	361	(122)	108	(823)
Net loss	$(43,077)	$(43,469)	$(164,091)	$(163,579)
Less: Net loss attributable to non-controlling interests	(7,606)	(11,492)	(36,011)	(50,921)
Net loss attributable to Pluralsight, Inc.	$(35,471)	$(31,977)	$(128,080)	$(112,658)
Net loss per share, basic and diluted	$(0.30)	$(0.31)	$(1.15)	$(1.19)
Weighted-average shares of Class A common stock used in computing basic and diluted net loss per share	120,133	102,747	111,798	94,515
(1) Includes equity-based compensation as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

Cost of revenue	$335	$193	$1,213	$548
Sales and marketing	9,860	7,710	41,168	30,677
Technology and content	6,641	5,917	26,222	21,430
General and administrative	6,800	8,960	31,250	37,782
Total equity-based compensation	$23,636	$22,780	$99,853	$90,437
(2) Includes amortization of acquired intangible assets as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

Cost of revenue	$1,832	$1,209	$5,458	$3,645
Sales and marketing	146	50	296	129
Technology and content	121	176	580	705
Total amortization of acquired intangible assets	$2,099	$1,435	$6,334	$4,479

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(dollars in thousands)
(unaudited)

Key Business Metrics

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

Billings	$151,088	$128,448	$430,422	$379,051
Billings from business customers	$134,022	$113,176	$380,788	$330,143
% of billings from business customers	89%	88%	88%	87%

Non-GAAP Financial Measures

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$81,588	$69,802	$309,313	$245,557
Equity-based compensation	335	193	1,213	548
Amortization of acquired intangible assets	1,832	1,209	5,458	3,645
Employer payroll taxes on employee stock transactions	12	5	54	23
Non-GAAP gross profit	$83,767	$71,209	$316,038	$249,773
Gross margin	78%	79%	79%	77%
Non-GAAP gross margin	80%	80%	81%	79%

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures (cont.)
(dollars in thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

Reconciliation of operating expenses to non-GAAP operating expenses:
Sales and marketing	$60,785	$57,071	$238,165	$207,085
Less: Equity-based compensation	(9,860)	(7,710)	(41,168)	(30,677)
Less: Amortization of acquired intangible assets	(146)	(50)	(296)	(129)
Less: Employer payroll taxes on employee stock transactions	(169)	(81)	(1,151)	(1,293)
Non-GAAP sales and marketing	$50,610	$49,230	$195,550	$174,986
Sales and marketing as a percentage of revenue	58%	64%	61%	65%
Non-GAAP sales and marketing as a percentage of revenue	48%	55%	50%	55%

Technology and content	$29,782	$29,965	$118,785	$102,902
Less: Equity-based compensation	(6,641)	(5,917)	(26,222)	(21,430)
Less: Amortization of acquired intangible assets	(121)	(176)	(580)	(705)
Less: Employer payroll taxes on employee stock transactions	(121)	(94)	(1,165)	(1,073)
Non-GAAP technology and content	$22,899	$23,778	$90,818	$79,694
Technology and content as a percentage of revenue	28%	34%	30%	32%
Non-GAAP technology and content as a percentage of revenue	22%	27%	23%	25%

General and administrative	$28,918	$21,950	$95,651	$85,560
Less: Equity-based compensation	(6,800)	(8,960)	(31,250)	(37,782)
Less: Employer payroll taxes on employee stock transactions	(156)	(142)	(1,008)	(1,039)
Less: Secondary offering costs	—	—	(1,260)	(918)
Less: Acquisition-related costs	(8,097)	—	(8,438)	(835)
Non-GAAP general and administrative	$13,865	$12,848	$53,695	$44,986
General and administrative as a percentage of revenue	28%	25%	24%	27%
Non-GAAP general and administrative as a percentage of revenue	13%	14%	14%	14%
Reconciliation of loss from operations to non-GAAP operating loss:
Loss from operations	$(37,897)	$(39,184)	$(143,288)	$(149,990)
Equity-based compensation	23,636	22,780	99,853	90,437
Amortization of acquired intangible assets	2,099	1,435	6,334	4,479
Employer payroll taxes on employee stock transactions	458	322	3,378	3,428
Secondary offering costs	—	—	1,260	918
Acquisition-related costs	8,097	—	8,438	835
Non-GAAP operating loss	$(3,607)	$(14,647)	$(24,025)	$(49,893)

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures (cont.)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

Adjusted pro forma net loss per share
Numerator:
Net loss attributable to Pluralsight, Inc.	$(35,471)	$(31,977)	$(128,080)	$(112,658)
Net loss attributable to non-controlling interests	(7,606)	(11,492)	(36,011)	(50,921)
Equity-based compensation	23,636	22,780	99,853	90,437
Amortization of acquired intangibles	2,099	1,435	6,334	4,479
Employer payroll taxes on employee stock transactions	458	322	3,378	3,428
Secondary offering costs	—	—	1,260	918
Acquisition-related costs	8,097	—	8,438	835
Amortization of debt discount and issuance costs	6,949	6,571	27,077	21,691
Loss on debt extinguishment	—	—	—	950
Adjusted pro forma net loss	$(1,838)	$(12,361)	$(17,751)	$(40,841)
Denominator:
Weighted-average shares of Class A common stock outstanding	120,133	102,747	111,798	94,515
Weighted-average LLC Units of Pluralsight Holdings that are convertible into Class A common stock	25,446	36,447	31,434	42,720
Adjusted pro forma weighted-average common shares outstanding, basic and diluted	145,579	139,194	143,232	137,235
Adjusted pro forma net loss per share	$(0.01)	$(0.09)	$(0.12)	$(0.30)

Reconciliation of net cash provided by (used in) operating activities to free cash flow:
Net cash provided by (used in) operating activities	$2,397	$(7,906)	$9,090	$(11,729)
Less: Purchases of property and equipment(1)	(4,212)	(3,562)	(35,438)	(11,181)
Less: Purchases of content library	(2,213)	(1,504)	(7,809)	(5,326)
Free cash flow	$(4,028)	$(12,972)	$(34,157)	$(28,236)
(1) Purchases of property and equipment includes cash paid for the construction of tenant improvements at our new headquarters in Utah of approximately $1.2 million and $24.1 million for the three months and year ended December 31, 2020, respectively.

PLURALSIGHT, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31, 2020	December 31, 2019

Assets
Current assets:
Cash and cash equivalents	$134,395	$90,515
Short-term investments	265,220	332,234
Accounts receivable, net	118,808	101,576
Deferred contract acquisition costs	22,910	18,331
Prepaid expenses and other current assets	25,033	14,174
Total current assets	566,366	556,830
Restricted cash and cash equivalents	17,546	28,916
Long-term investments	86,586	105,805
Property and equipment, net	64,518	22,896
Right-of-use assets	61,157	15,804
Content library, net	28,890	8,958
Intangible assets, net	18,488	22,631
Goodwill	293,863	262,532
Deferred contract acquisition costs, noncurrent	10,553	5,982
Other assets	3,166	1,599
Total assets	$1,151,133	$1,031,953
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$9,697	$10,615
Accrued expenses	57,884	40,703
Accrued author fees	12,111	11,694
Lease liabilities	10,350	5,752
Deferred revenue	252,423	215,137
Total current liabilities	342,465	283,901
Deferred revenue, noncurrent	23,863	19,517
Convertible senior notes, net	497,305	470,228
Lease liabilities, noncurrent	74,421	11,167
Contingent consideration liabilities	11,050	—
Other liabilities	259	980
Total liabilities	949,363	785,793
Stockholders' equity:
Preferred stock	—	—
Class A common stock	12	10
Class B common stock	1	2
Class C common stock	1	1
Additional paid-in capital	752,804	641,128
Accumulated other comprehensive income	975	225
Accumulated deficit	(586,461)	(458,381)
Total stockholders’ equity attributable to Pluralsight, Inc.	167,332	182,985
Non-controlling interests	34,438	63,175
Total stockholders’ equity	201,770	246,160
Total liabilities and stockholders' equity	$1,151,133	$1,031,953

PLURALSIGHT, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

Operating activities
Net loss	$(43,077)	$(43,469)	$(164,091)	$(163,579)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property and equipment	3,396	2,468	12,262	9,464
Amortization of acquired intangible assets	2,099	1,435	6,334	4,479
Amortization of course creation costs	963	702	3,427	2,543
Equity-based compensation	23,636	22,780	99,853	90,437
Amortization of deferred contract acquisition costs	6,876	6,270	25,894	23,587
Amortization of debt discount and issuance costs	6,949	6,571	27,077	21,691
Investment discount and premium amortization, net	702	(675)	770	(2,446)
Loss on debt extinguishment	—	—	—	950
Other	(807)	558	(218)	380
Changes in assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(40,557)	(39,132)	(17,045)	(37,274)
Deferred contract acquisition costs	(12,553)	(9,020)	(35,044)	(27,688)
Prepaid expenses and other assets	(6,185)	(2,154)	(10,422)	(5,663)
Right-of-use assets	1,128	1,247	5,615	5,586
Accounts payable	1,969	5,203	(1,157)	2,683
Accrued expenses and other liabilities	11,023	699	17,903	5,887
Accrued author fees	124	400	417	1,692
Lease liabilities	59	(1,529)	(3,545)	(6,659)
Deferred revenue	46,652	39,740	41,060	62,201
Net cash provided by (used in) operating activities	2,397	(7,906)	9,090	(11,729)
Investing activities
Purchases of property and equipment	(4,212)	(3,562)	(35,438)	(11,181)
Purchases of content library	(2,213)	(1,504)	(7,809)	(5,326)
Cash paid for acquisition, net of cash acquired	(37,512)	—	(37,512)	(163,771)
Purchases of investments	(64,148)	(164,593)	(491,278)	(694,246)
Proceeds from sales of investments	—	—	—	4,967
Proceeds from maturities of investments	129,752	139,841	576,582	252,836
Net cash provided by (used in) investing activities	21,667	(29,818)	4,545	(616,721)
Financing activities
Proceeds from issuance of common stock from employee equity plans	11,677	9,952	26,418	24,828
Taxes paid related to net share settlement	(2,387)	(1,574)	(7,992)	(1,574)
Proceeds from issuance of convertible senior notes, net of discount and issuance costs	—	—	—	616,654
Purchase of capped calls related to issuance of convertible senior notes	—	—	—	(69,432)
Repurchases of convertible senior notes	—	—	—	(35,000)
Proceeds from terminations of capped calls related to repurchases of convertible senior notes	—	—	—	1,284
Net cash provided by (used in) financing activities	9,290	8,378	18,426	536,760
Effect of exchange rate changes on cash, cash equivalents, and restricted cash and cash equivalents	368	158	449	50
Net increase (decrease) in cash, cash equivalents, and restricted cash and cash equivalents	33,722	(29,188)	32,510	(91,640)
Cash, cash equivalents, and restricted cash and cash equivalents, beginning of period	118,219	148,619	119,431	211,071
Cash, cash equivalents, and restricted cash and cash equivalents, end of period	$151,941	$119,431	$151,941	$119,431

Investor Relations Contact:
Mark McReynolds
Investor Relations
Pluralsight
801-784-9007
ir@pluralsight.com

Media Contact:
DJ Anderson
Communications/Press
Pluralsight
801-784-9007
dj@pluralsight.com